EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	March 31
BALANCE SHEET DATA	2009	2008	% Change
Total assets	$16,493,522	$16,052,867	2.7%
Loans, net of unearned income	12,009,060	11,388,653	5.4%
Investment securities	3,123,687	3,104,827	0.6%
Deposits	11,413,982	10,048,928	13.6%
Shareholders’ equity	1,861,321	1,611,720	15.5%

	Quarter Ended March 31
INCOME SUMMARY	2009	2008	% Change
Interest income	$195,567	$229,220	(14.7%)
Interest expense	(71,451)	(103,321)	(30.8%)

Net interest income	124,116	125,899	(1.4%)
Provision for loan losses	(50,000)	(11,220)	345.6%
Investment securities gains	2,919	1,246	134.3%
Other income	43,995	36,434	20.8%
Other expenses	(106,372)	(96,660)	10.0%

Income before income taxes	14,658	55,699	(73.7%)
Income tax expense	(1,573)	(14,203)	(88.9%)

Net income	13,085	41,496	(68.5%)
Preferred stock dividends and discount accretion	(5,031)	—	N/A

Net income available to common shareholders	$8,054	$41,496	(80.6%)

PER COMMON SHARE:

Net income:
Basic	$0.05	$0.24	(79.2%)
Diluted	0.05	0.24	(79.2%)
Cash dividends	0.03	0.15	(80.0%)

Shareholders’ equity	8.50	9.28	(8.4%)
Shareholders’ equity (tangible)	5.33	5.52	(3.4%)

SELECTED FINANCIAL RATIOS:

Return on average assets	0.33%	1.05%
Return on average common shareholders’ equity	2.84%	10.53%
Return on average common shareholders’ equity (tangible)	3.88%	18.45%
Net interest margin	3.45%	3.58%
Efficiency ratio	60.95%	57.10%
Non-performing assets to total assets	1.63%	0.90%

N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	March 31	March 31	December 31	March 31	December 31
	2009	2008	2008	2008	2008
ASSETS
Cash and due from banks	$265,431	$406,601	$331,164	(34.7%)	(19.8%)
Loans held for sale	102,033	95,144	95,840	7.2%	6.5%
Other interest-earning assets	14,329	13,240	21,710	8.2%	(34.0%)
Investment securities	3,123,687	3,104,827	2,724,841	0.6%	14.6%
Loans, net of unearned income	12,009,060	11,388,653	12,042,620	5.4%	(0.3%)
Allowance for loan losses	(192,410)	(115,257)	(173,946)	66.9%	10.6%

Net Loans	11,816,650	11,273,396	11,868,674	4.8%	(0.4%)
Premises and equipment	205,495	197,424	202,657	4.1%	1.4%
Accrued interest receivable	59,369	65,865	58,566	(9.9%)	1.4%
Goodwill and intangible assets	556,496	653,038	557,833	(14.8%)	(0.2%)
Other assets	350,032	243,332	323,821	43.8%	8.1%

Total Assets	$16,493,522	$16,052,867	$16,185,106	2.7%	1.9%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$11,413,982	$10,048,928	$10,551,916	13.6%	8.2%
Short-term borrowings	1,195,474	2,229,127	1,762,770	(46.4%)	(32.2%)
Federal Home Loan Bank advances and long-term debt	1,786,598	1,890,969	1,787,797	(5.5%)	(0.1%)
Other liabilities	236,147	272,123	222,976	(13.2%)	5.9%

Total Liabilities	14,632,201	14,441,147	14,325,459	1.3%	2.1%
Preferred stock	369,270	—	368,944	N/A	0.1%
Common shareholders’ equity	1,492,051	1,611,720	1,490,703	(7.4%)	0.1%

Total Shareholders’ Equity	1,861,321	1,611,720	1,859,647	15.5%	0.1%

Total Liabilities and Shareholders’ Equity	$16,493,522	$16,052,867	$16,185,106	2.7%	1.9%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate — commercial mortgage	$4,068,342	$3,597,307	$4,016,700	13.1%	1.3%
Commercial — industrial, financial and agricultural	3,653,503	3,493,352	3,635,544	4.6%	0.5%
Real estate — home equity	1,673,613	1,547,323	1,695,398	8.2%	(1.3%)
Real estate — construction	1,205,256	1,328,802	1,269,330	(9.3%)	(5.0%)
Real estate — residential mortgage	947,837	879,491	972,797	7.8%	(2.6%)
Consumer	378,851	451,037	365,692	(16.0%)	3.6%
Leasing and other	81,658	91,341	87,159	(10.6%)	(6.3%)

Total Loans, net of unearned income	$12,009,060	$11,388,653	$12,042,620	5.4%	(0.3%)

Deposits, by type:
Noninterest-bearing demand	$1,776,169	$1,737,442	$1,653,440	2.2%	7.4%
Interest-bearing demand	1,799,586	1,712,601	1,789,833	5.1%	0.5%
Savings deposits	2,125,297	2,157,749	2,010,526	(1.5%)	5.7%
Time deposits	5,712,930	4,441,136	5,098,117	28.6%	12.1%

Total Deposits	$11,413,982	$10,048,928	$10,551,916	13.6%	8.2%

Short-term borrowings, by type:
Federal funds purchased	$397,158	$1,103,804	$1,147,673	(64.0%)	(65.4%)
Short-term promissory notes	343,845	496,706	356,788	(30.8%)	(3.6%)
Customer repurchase agreements	249,256	223,649	255,796	11.4%	(2.6%)
Federal Reserve Bank borrowings	200,000	—	—	N/A	N/A
Overnight borrowings and other	5,215	404,968	2,513	(98.7%)	107.5%

Total Short-term borrowings	$1,195,474	$2,229,127	$1,762,770	(46.4%)	(32.2%)

N/A — Not Applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATION (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2009	2008	2008	2008	2008
Interest Income:
Interest income	$195,567	$229,220	$209,073	(14.7%)	(6.5%)
Interest expense	71,451	103,321	76,732	(30.8%)	(6.9%)

Net Interest Income	124,116	125,899	132,341	(1.4%)	(6.2%)
Provision for loan losses	50,000	11,220	65,000	345.6%	(23.1%)

Net Interest Income after Provision	74,116	114,679	67,341	(35.4%)	10.1%
Other Income:
Service charges on deposit accounts	14,894	13,967	16,177	6.6%	(7.9%)
Gains on sale of mortgage loans	8,591	2,311	3,085	271.7%	178.5%
Other service charges and fees	8,354	8,591	8,927	(2.8%)	(6.4%)
Investment management and trust services	7,903	8,759	7,541	(9.8%)	4.8%
Investment securities gains (losses)	2,919	1,246	(28,339)	134.3%	110.3%
Other	4,253	2,806	3,020	51.6%	40.8%

Total Other Income	46,914	37,680	10,411	24.5%	350.6%
Other Expenses:
Salaries and employee benefits	55,304	55,195	48,771	0.2%	13.4%
Net occupancy expense	11,023	10,524	11,240	4.7%	(1.9%)
Operating risk loss	6,201	1,243	5,200	398.9%	19.3%
FDIC insurance premiums	4,288	862	1,878	397.4%	128.3%
Equipment expense	3,079	3,448	3,425	(10.7%)	(10.1%)
Data processing	3,072	3,246	3,209	(5.4%)	(4.3%)
Marketing	2,571	2,905	3,746	(11.5%)	(31.4%)
Intangible amortization	1,463	1,857	1,776	(21.2%)	(17.6%)
Goodwill impairment	—	—	90,000	N/A	N/A
Other	19,371	17,380	21,629	11.5%	(10.4%)

Total Other Expenses	106,372	96,660	190,874	10.0%	(44.3%)

Income (Loss) Before Income Taxes	14,658	55,699	(113,122)	(73.7%)	(113.0%)
Income tax expense (benefit)	1,573	14,203	(11,255)	(88.9%)	(114.0%)

Net Income (Loss)	13,085	41,496	(101,867)	(68.5%)	(112.8%)
Preferred stock dividends and discount accretion	(5,031)	—	(463)	N/A	(986.6%)

Net Income (Loss) Available to Common Shareholders	$8,054	$41,496	$(102,330)	(80.6%)	(107.9%)

PER COMMON SHARE:
Net income (loss):
Basic	$0.05	$0.24	$(0.58)	(79.2%)	(108.6%)
Diluted	0.05	0.24	(0.58)	(79.2%)	(108.6%)

Cash dividends	$0.03	$0.15	$0.15	(80.0%)	(80.0%)
Shareholders’ equity	8.50	9.28	8.52	(8.4%)	(0.2%)
Shareholders’ equity (tangible)	5.33	5.52	5.33	(3.4%)	—

Weighted average shares (basic)	175,315	173,624	174,889	1.0%	0.2%
Weighted average shares (diluted)	175,548	174,209	174,889	0.8%	0.4%
Shares outstanding, end of period	175,507	173,722	175,044	1.0%	0.3%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.33%	1.05%	(2.51%)
Return on average common shareholders’ equity	2.84%	10.53%	(24.89%)
Return on average common shareholders’ equity (tangible)	3.88%	18.45%	(4.35%)
Net interest margin	3.45%	3.58%	3.68%
Efficiency ratio	60.95%	57.10%	56.57%

N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31, 2009			March 31, 2008			December 31, 2008
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,041,286	$163,753	5.51%	$11,295,531	$192,422	6.85%	$11,960,067	$178,096	5.93%
Taxable investment securities	2,212,639	26,849	4.86%	2,407,189	29,561	4.91%	2,086,808	26,106	5.00%
Tax-exempt investment securities	503,265	6,887	5.47%	515,856	6,761	5.24%	516,045	7,073	5.48%
Equity securities	137,308	774	2.28%	213,004	2,380	4.48%	154,660	797	2.05%

Total Investment Securities	2,853,212	34,510	4.84%	3,136,049	38,702	4.94%	2,757,513	33,976	4.93%
Loans held for sale	104,467	1,261	4.83%	98,676	1,577	6.39%	64,096	975	6.08%
Other interest-earning assets	16,934	50	1.19%	26,784	218	3.25%	23,889	124	2.08%

Total Interest-earning Assets	15,015,899	199,574	5.38%	14,557,040	232,919	6.43%	14,805,565	213,171	5.74%
Noninterest-earning assets:
Cash and due from banks	317,928			310,719			317,571
Premises and equipment	202,875			196,037			200,918
Other assets	924,755			927,260			960,606
Less: allowance for loan losses	(187,183)			(109,914)			(150,266)

Total Assets	$16,274,274			$15,881,142			$16,134,394

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,754,003	$1,776	0.41%	$1,685,620	$4,405	1.05%	$1,727,874	$2,630	0.61%
Savings deposits	2,058,021	4,353	0.86%	2,137,704	9,163	1.72%	2,070,931	6,124	1.18%
Time deposits	5,432,676	43,767	3.27%	4,520,004	49,918	4.44%	4,818,068	41,553	3.43%

Total Interest-bearing Deposits	9,244,700	49,896	2.19%	8,343,328	63,486	3.06%	8,616,873	50,307	2.32%
Short-term borrowings	1,517,064	1,436	0.38%	2,347,463	18,828	3.19%	2,251,571	5,998	1.05%
Federal Home Loan Bank advances and long-term debt	1,787,493	20,119	4.55%	1,798,508	21,007	4.69%	1,798,688	20,427	4.53%

Total Interest-bearing Liabilities	12,549,257	71,451	2.31%	12,489,299	103,321	3.32%	12,667,132	76,732	2.41%
Noninterest-bearing liabilities:
Demand deposits	1,657,658			1,616,283			1,643,118
Other	201,449			190,496			196,004

Total Liabilities	14,408,364			14,296,078			14,506,254
Shareholders’ equity	1,865,910			1,585,064			1,628,140

Total Liabilities and Shareholders’ Equity	$16,274,274			$15,881,142			$16,134,394

Net interest income/net interest margin (fully taxable equivalent)		128,123	3.45%		129,598	3.58%		136,439	3.68%

Tax equivalent adjustment		(4,007)			(3,699)			(4,098)
Net interest income		$124,116			$125,899			$132,341

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2009	2008	2008	2008	2008
Loans, by type:
Real estate — commercial mortgage	$4,048,269	$3,529,168	$3,965,145	14.7%	2.1%
Commercial — industrial, financial and agricultural	3,682,678	3,472,443	3,603,790	6.1%	2.2%
Real estate — home equity	1,698,599	1,526,473	1,673,570	11.3%	1.5%
Real estate — construction	1,203,328	1,349,924	1,269,104	(10.9%)	(5.2%)
Real estate — residential mortgage	957,939	858,187	978,223	11.6%	(2.1%)
Consumer	360,919	473,247	378,686	(23.7%)	(4.7%)
Leasing and other	89,554	86,089	91,549	4.0%	(2.2%)

Total Loans, net of unearned income	$12,041,286	$11,295,531	$11,960,067	6.6%	0.7%

Deposits, by type:
Noninterest-bearing demand	$1,657,658	$1,616,283	$1,643,118	2.6%	0.9%
Interest-bearing demand	1,754,003	1,685,620	1,727,874	4.1%	1.5%
Savings deposits	2,058,021	2,137,704	2,070,931	(3.7%)	(0.6%)
Time deposits	5,432,676	4,520,004	4,818,068	20.2%	12.8%

Total Deposits	$10,902,358	$9,959,611	$10,259,991	9.5%	6.3%

Short-term borrowings, by type:
Federal funds purchased	$792,001	$1,184,370	$1,426,618	(33.1%)	(44.5%)
Short-term promissory notes	337,069	471,470	391,781	(28.5%)	(14.0%)
Customer repurchase agreements	246,429	226,921	244,633	8.6%	0.7%
Federal Reserve Bank borrowings	138,222	—	—	N/A	N/A
Overnight borrowings and other	3,343	464,702	188,539	(99.3%)	(98.2%)

Total Short-term borrowings	$1,517,064	$2,347,463	$2,251,571	(35.4%)	(32.6%)

N/A — Not Applicable

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31	March 31	December 31
	2009	2008	2008
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$180,137	$112,209	$141,829
Loans charged off:
Real estate — construction	(12,242)	—	(11,877)
Commercial — industrial, agricultural and financial	(10,622)	(2,764)	(6,392)
Real estate — commercial mortgage	(3,960)	(318)	(4,688)
Real estate — residential mortgage and home equity	(1,937)	(531)	(2,899)
Consumer	(2,076)	(1,381)	(1,450)
Leasing and other	(946)	(632)	(1,033)

Total loans charged off	(31,783)	(5,626)	(28,339)
Recoveries of loans charged off:
Real estate — construction	112	—	—
Commercial — industrial, agricultural and financial	904	276	770
Real estate — commercial mortgage	10	77	5
Real estate — residential mortgage and home equity	1	3	56
Consumer	429	418	465
Leasing and other	253	492	351

Recoveries of loans previously charged off	1,709	1,266	1,647

Net loans charged off	(30,074)	(4,360)	(26,692)
Provision for loan losses	50,000	11,220	65,000

Balance at end of period	$200,063	$119,069	$180,137

Net charge-offs to average loans (annualized)	1.00%	0.15%	0.89%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$192,410	$115,257	$173,946
Reserve for unfunded lending commitments	7,653	3,812	6,191

Allowance for credit losses	$200,063	$119,069	$180,137

NON-PERFORMING ASSETS:
Non-accrual loans	$198,765	$96,588	$161,962
Loans 90 days past due and accruing	47,284	29,733	35,177

Total non-performing loans	246,049	126,321	197,139
Other real estate owned	23,189	18,333	21,855

Total non-performing assets	$269,238	$144,654	$218,994

NON-PERFORMING LOANS, BY TYPE:
Real estate — construction	$93,425	$28,160	$80,083
Commercial — industrial, agricultural and financial	50,493	35,462	40,294
Real estate — commercial mortgage	59,899	30,162	41,745
Real estate — residential mortgage and home equity	31,365	24,586	26,304
Consumer	10,316	5,858	8,374
Leasing	551	2,093	339

Total non-performing loans	$246,049	$126,321	$197,139

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.66%	0.85%	1.34%
Non-performing assets to total loans and OREO	2.24%	1.27%	1.82%
Non-performing assets to total assets	1.63%	0.90%	1.35%
Allowance for credit losses to loans outstanding	1.67%	1.05%	1.50%
Allowance for loan losses to loans outstanding	1.60%	1.01%	1.44%
Allowance for credit losses to non-performing loans	81%	94%	91%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	23.71%	13.42%	19.68%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURE (UNAUDITED)
dollars in thousands, except per-share data

Explanatory note:	This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Standards (“GAAP”) that Management uses in its analysis of the Corporation’s performance. The Corporation has presented these non-GAAP measures because it believes that they provide more useful and comparative information to assess trends in the Corporation’s quarterly results of operations. These non-GAAP measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	Quarter Ended
	March 31, 2009			March 31, 2008			December 31, 2008
	Pre-tax	After-tax	Diluted	Pre-tax	After-tax	Diluted	Pre-tax	After-tax	Diluted
	(Expense)/	(Expense)/	EPS	(Expense)/	(Expense)/	EPS	(Expense)/	(Expense)/	EPS
	Income	Income	Impact	Income	Income	Impact	Income	Income	Impact
Goodwill impairment charge	$—	$—	$—	$—	$—	$—	$(90,000)	$(90,000)	(0.51)
Other-than-temporary impairment of securities	(3,040)	(1,976)	(0.01)	(3,575)	(2,324)	(0.01)	(26,065)	(16,942)	(0.10)
Guarantee related to purchase of customer auction rate securities	(6,158)	(4,003)	(0.02)	—	—	—	(3,950)	(2,568)	(0.01)
Investment securities gains and (losses) on sale	5,959	3,873	0.02	4,821	3,134	0.02	(2,274)	(1,478)	(0.01)

Totals	(3,239)	(2,106)	(0.01)	1,246	810	0.01	(122,289)	(110,988)	(0.63)

Net income (loss) available to common shareholders		8,054	0.05		41,496	0.24		(102,330)	(0.58)

Adjusted net income available to common shareholders		$10,160	$0.06		$40,686	$0.23		$8,658	$0.05